                                                                      Exhibit 24

                            DURABLE POWER OF ATTORNEY

                                 WITH RESPECT TO

                          LINCOLN BENEFIT LIFE COMPANY
                                  (REGISTRANT)


The undersigned Director and Executive Vice President of Lincoln Benefit Life Company constitutes and appoints Angela K. Fontana and Don Civgin and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign Form S-1 registration statements of Lincoln Benefit Life Company pertaining to, but not limited to, The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select); Consultant I Variable Annuity; Consultant II Variable Annuity; The LBL Advantage Variable Annuity; and Premier Planner Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.


April 2, 2013


/s/Anurag Chandra
--------------------------------------
Anurag Chandra
Director and Executive Vice President

                           DURABLE POWER OF ATTORNEY

                                 WITH RESPECT TO

                          LINCOLN BENEFIT LIFE COMPANY
                                  (REGISTRANT)


The undersigned Director, Chairman of the Board and Chief Executive Officer of Lincoln Benefit Life Company constitutes and appoints Angela K. Fontana and Jesse E. Merten and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign Form S-1 registration statements of Lincoln Benefit Life Company pertaining to, but not limited to, The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select); Consultant I Variable Annuity; Consultant II Variable Annuity; The LBL Advantage Variable Annuity; and Premier Planner Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 2, 2013

/s/Don Civgin
-----------------------------------
Don Civgin
Director, Chairman of the Board and
Chief Executive Officer

                            DURABLE POWER OF ATTORNEY

                                 WITH RESPECT TO

                          LINCOLN BENEFIT LIFE COMPANY
                                  (REGISTRANT)


The undersigned Director, President and Chief Operating Officer of Lincoln Benefit Life Company constitutes and appoints Angela K. Fontana and Don Civgin and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign Form S-1 registration statements of Lincoln Benefit Life Company pertaining to, but not limited to, The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select); Consultant I Variable Annuity; Consultant II Variable Annuity; The LBL Advantage Variable Annuity; and Premier Planner Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.


April 2, 2013


/s/Lawrence W. Dahl
-----------------------------------------------
Lawrence W. Dahl
Director, President and Chief Operating Officer

                            DURABLE POWER OF ATTORNEY

                                 WITH RESPECT TO

                          LINCOLN BENEFIT LIFE COMPANY
                                  (REGISTRANT)


The undersigned Director, Senior Vice President, General Counsel and Secretary of Lincoln Benefit Life Company constitutes and appoints Jesse E. Merten and
Don Civgin and each of them (with full power to each of them to act alone), as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign Form S-1 registration statements of Lincoln Benefit Life Company pertaining to, but not limited to, The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select); Consultant I Variable Annuity; Consultant II Variable Annuity; The LBL Advantage Variable Annuity; and Premier Planner Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.


April 2, 2013


/s/Angela K. Fontana
----------------------------------------
Angela K. Fontana
Director, Vice President, General
Counsel and Secretary

                            DURABLE POWER OF ATTORNEY

                                 WITH RESPECT TO

                          LINCOLN BENEFIT LIFE COMPANY
                                  (REGISTRANT)


The undersigned Director and Senior Vice President of Lincoln Benefit Life Company constitutes and appoints Angela K. Fontana and Don Civgin and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign Form S-1 registration statements of Lincoln Benefit Life Company pertaining to, but not limited to, The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select); Consultant I Variable Annuity; Consultant II Variable Annuity; The LBL Advantage Variable Annuity; and Premier Planner Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 2, 2013

/s/Wilford J. Kavanaugh
----------------------------------
Wilford J. Kavanaugh
Director and Senior Vice President

                           DURABLE POWER OF ATTORNEY

                                 WITH RESPECT TO

                          LINCOLN BENEFIT LIFE COMPANY
                                  (REGISTRANT)

The undersigned Director, Senior Vice President and Chief Financial Officer of Lincoln Benefit Life Company constitutes and appoints Angela K. Fontana and Don Civgin and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign Form S-1 registration statements of Lincoln Benefit Life Company pertaining to, but not limited to, The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select); Consultant I Variable Annuity; Consultant II Variable Annuity; The LBL Advantage Variable Annuity; and Premier Planner Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 2, 2013

/s/Jesse E. Merten
-----------------------------------
Jesse E. Merten
Director, Senior Vice President and
Chief Financial Officer